EXHIBIT 99.1

Business and Financial Update March 24, 2008

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the higher price of oil and its impact on the value of production tax credits, or the potential requirement to refund proceeds received from synfuel partners; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance, including potential new federal and state requirements that could include carbon and more stringent mercury emission controls, a renewable portfolio standard and energy efficiency mandates; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations, and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; contributions to earnings by non-utility subsidiaries; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to, terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; amounts of uncollectible accounts receivable; binding arbitration, litigation and related appeals; changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; and timing, terms and proceeds from any asset sale or monetization. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's and Detroit Edison's 2007 Form 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Forms 10-K and 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330.

Business Update Executing a solid plan for consistent, predictable utility growth 2008 Guidance Summary

DTE Energy Is an Attractive Investment Strong utility growth outlook 5-6% annual long-term earnings growth Well-run utilities Increasingly constructive regulatory environment Growth upside from renewable generation ~ 5% dividend yield Proven track record of non-utility value creation 2008 catalysts

2008 Catalysts Updated Detroit Edison rate filing on Feb. 20; MPSC Staff testimony expected in third quarter Comprehensive energy legislation in Michigan Some pieces of legislation have been approved by the House Energy committee; awaiting action by the full House Complete significant utility capital investments to grow rate base Complete Power & Industrial Projects deal and remaining $275M stock buyback Millennium Pipeline expected in service in November

Detroit Edison Rate Case Updated to Include 2009 Capital Projects Updated Detroit Edison's rate case 2/08 to reflect 2009 as the projected test year for setting rates (versus 2008) Adding 2009 capital projects results in an incremental $85M rate request 2009 early operating earnings outlook of $390- $410M includes impacts of update Key factors for decision to update case: Updating the test year avoids setting 2009 effective rates based on 2008 economics Now includes substantial environmental capital going into service in 2009 Should require only a relatively short extension to the current rate case schedule 2008 Impact Expiration of the $79M show cause rate reduction in April effectively provides interim relief Expiration of Choice tracker combined with Choice decline decreases need for near-term relief by $20M Targeting 11% ROE at Detroit Edison in 2008 2009 Impact Rate increases from the case should be in effect for all or most of 2009 Targeting 11% ROE at Detroit Edison in 2009 Financial Impact

Components of Detroit Edison's Rate Request 2006 Normalized Capital O&M PEP Cost Savings Net Revenue / Fuel & Purchased Power Merger Control Premium Net Other (Incl. Benefits & Taxes) 2009 Request East -32 -32 254 265 208 208 271 284 West 254 129 118 57 63 13 North ($30) $130 $290 ($60) ($120) $60 $14 $284 Revenue Deficiency Detroit Edison's Estimated Revenue Deficiency ($ millions)

Revised Hearing Schedule For Detroit Edison General Rate Case Commission has agreed to read the record in the case and waive the need for a proposal for decision (PFD) Elimination of PFD reduces schedule by three months Final order expected early 2009

Michigan Legislation Continues to Move Forward Legislation to establish a long-term energy plan for Michigan could have wide-ranging benefits for utilities and customers Key Legislation Introduced Legislative Timeline Electric Choice reform Renewable Portfolio Standard (10% by year end 2015) Energy efficiency program File and use process for utility rate proceedings Certificate of need process for major capital investments (e.g., new generation) Cost-of-service based electric rates (deskewing) Package of bills introduced Dec. 2007 RPS and energy efficiency bills approved by the House Energy Committee in Jan. 2008 Awaiting action by the full House Energy legislation is important to Bipartisan leaders Potential passage of bills in mid- 2008

Detroit Edison
Growth Investments on Track

DTE Energy

Monroe Power Plant in 2012


Future
Unit 2
Complete
Unit 1
Unit 3
Unit 4
Current

Environmental Construction

Complete	3 SCR Units (reduce NOx) completed 2005 - 2007 (~$175M per unit)
Current	Scrubbers for Units 3&4 (reduce SO_2) planned for completion in 2009 (~$650M investment 2006-2009)
Future	Scrubbers for Units 1&2 and SCR for Unit 2 – (~$600M investment 2009-2012)

Growth Investments through 2012

- Investing ~$1.0B on Clean Air Act compliance at 3,000 MW coal-fired Monroe plant from 2008-2012
- Potential ~$300M Advanced Metering Infrastructure (AMI) program coordinated with MichCon; pilot program in 2008
- License application for new nuclear power plant at the site of DTE's Fermi 2 plant – on track to submit in 2008
- Potential renewable energy investments (RPS legislation introduced Dec. 2007)

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MichCon Growth Investments on Track Potential ~$60M AMI program coordinated with Detroit Edison; pilot program in 2008 ~$100M meter relocation program $90M distribution system expansion in Western Michigan $90M Utility storage (17 Bcf) $50M Panhandle Pipeline lateral Major 2008 Expansion Projects Growth Investments through 2012

DTE Energy

Successful Non-Utility Monetization Plan

Monetization After-Tax Cash Proceeds


~$1.7B
Power & Industrial
Core Barnett
Closed
Peakers
Closed
Antrim
Closed
At least $800M
Original Guidance
Current Guidance

- Closing delayed due to choppy debt markets
- Pursuing alternative financing options
- Expect additional 2 cents in EPS per quarter until deal closes
- Expect to buy back $275M of stock immediately following deal close

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EPS Accretion from the Non-Utility Monetization Program Share Buyback Interest Savings Lost Earnings Annualized Accretion Core and Southern 0.33 0.33 0.25 0.15 0.23 0.25 Total Program Accretion $0.33 (earnings per share) $0.15 ($0.23) $0.25 Monetization Debt Repayment ($Millions) * Debt previously assigned to monetization businesses (Antrim, Power & Industrial, core Barnett, peakers) Chart assumes all monetization deals close and proceeds used for $700M debt paydown and $1B stock buyback $41 million earnings lost / 178M shares = $0.23 EPS

Development of Western Barnett Acreage Focused on Near-Term Value Creation Invest ~$100M Drill 30-40 wells Produce 5 Bcfe net Opportunistically increase strategic acreage holdings in current areas of operations 30% increase in proved reserves Drilled 50 wells 39 in west (2 awaiting completion) More than doubled production from Western acreage Sold core area properties for ~$250M Generated over 100% IRR * Does not include properties sold in 2007 or Bosque County properties 2007 Results Western Acreage Operating Metric* YE 2006 YE 2007 Proved Reserves (Bcfe) 111 144 Probable Reserves 180 192 Total Reserves 291 336 Net Producing Wells 83 120 Acreage Position 38,000 48,000 % Acreage Developed 28% 20% Annual Net Production (Bcfe) 1.3 3.0 2008 Goals

Western Barnett Reserves Valuation Reserves (Bcfe) Value ($ per mcfe) Low Value ($ millions) High Value ($ millions) Proved 144 $1.50 - $2.00 $220 $290 Probable 192 $0.25 - $0.50 $50 $100 Total 336 $270 $390 Value of proved reserves in West is relatively transparent today Western Basin well economics are attractive but not as large as the Core area Expect value of probable reserves to become clear over time (undeveloped West vs. Core) 100's of wells in West vs. 1,000's of wells in Core Approximately $220 million invested to date As the area becomes more developed, DTE anticipates the Western portion of the Barnett will move up the value curve, and probable reserve valuation will be more in line with proved

Western Barnett has Different Characteristics than the Core

DTE Energy

General Well Characteristics

	Western	Core
Cost per horizontal well	~$1.5M	~$3M
Reserves per well (Bcf)	1 - 1.5	2 - 4
Peak rate per well (Mcf/day)	500 - 1,000	800 - 3,000
Well spacing (acres)*	90-120	40-120

* Optimal well spacing still being determined

Western Barnett development is economically attractive

- Generally less gas than core wells but cheaper to drill

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DTE Energy Gas Pipelines and Storage Assets Are Well-Positioned for Growth 2007 Accomplishments Vector Pipeline Expansion Gas Storage Vector MichCon Millennium Michigan NY City Canadian & Arctic Gas Rockies Gas - REX Gulf (LNG) Gas DTE Storage We are well positioned to capitalize on the strong Northeast US market dynamics Millennium Pipeline Washington 28 field 6.3 Bcf expansion project completed 9/07 New Shelby 2 field approved and construction started Shelby 2 field with 8.1 Bcf working capacity expected in-service 4/08 2008 Growth Projects Completed 2 new compressor stations 11/07 (capacity: 215,000 Dth/d) $53M investment in 30" diameter, 186 mile pipeline Pipeline completion targeted 11/08 (Capacity: 525,000 Dth/d) Construction on new compressor station (100,000 Dth/d) - expected completion 11/09 Chicago

Business Update Executing a solid plan for consistent, predictable utility growth 2008 Guidance Summary

2007A 2008E 2009E 2010E 2011E 2012E Base 650 650 650 650 650 650 Environmental 235 260 200 200 200 200 AMI 20 45 45 45 45 Depreciation 485 510 535 560 585 615 Detroit Edison Capital Driven by Investments in System Reliability and Environmental Compliance Detroit Edison Capital Investment (2007-2012) Growing equity base: $3.2B in 2007 to ~$4.4B by end of 2012 Longer term projects: Environmental improvements: ~$1.3B through 2012 AMI: ~$300M through 2013 $ millions $810 $850-950 Base plan excludes opportunities for: Renewable generation Energy efficiency investments Nuclear construction Potential Average Equity ~$3,200 ~$4,400 ~$3,400 ~$3,700 ~$3,900 ~$4,200

2007A 2008E 2009E 2010E 2011E 2012E Base 95 100 105 105 105 105 MichCon Capital Investment (2007-2012) Growing equity base: $770M in 2007 to ~$1B by end of 2012 Existing Expansion projects : $90M pipeline in W. Michigan $90M utility storage $50M Panhandle Pipeline connection Longer term projects: AMI through 2012: ~$60M Meter relocation program: ~$100M Pipeline inspection: $10-$20M per year MichCon Capital Investments Focus on Pipeline and Storage Optimization $ millions $150-200 $226 ~$770 ~$1,000 ~$820 ~$880 ~$920 ~$970 Potential Average Equity

Significant Potential Investments Not Included in Base Plan State legislation introduced on renewable energy and energy efficiency programs Possible investments in wind, biomass, energy efficiency and demand response programs Potential investment of $1B or more Long-term investment opportunities (beyond 2012) Nuclear Plan to submit a license application for new nuclear unit in 2008 Will not construct without reform of PA 141 Carbon Investments for future carbon regulations Near-term investment opportunities (2008 & beyond)

Cost Efficiency Reduces the Need for Rate Increases Illustrative customer rate impact from sustained cost savings and high capital investment Revenue Deficiency Revenue Sufficiency 2006 2007 2008 2009 2010 Increasing need for rate increase due to investments Decreasing need for rate increases due to cost reductions Net required rate increase Continuous improvement helps mitigate unfavorable economic conditions and uncertain future cost pressures

Our Utility Operating Strategy Enables Increased Earnings Potential Well-run, customer-focused operations promote a constructive regulatory environment and strong financial performance Constructive Regulation Run the Business Well Collaborative Environment Creative Solutions Timely capital recovery Cost Efficiency Customer Satisfaction Operational Excellence Strong Financial Performance

Business Update Executing a solid plan for consistent, predictable utility growth 2008 Guidance Summary

Utilities targeted to earn their authorized 11% ROE in 2008 Power & Industrial guidance assumes sale is complete 3/31/2008 Expect additional 2 cents in EPS per quarter until deal closes Coal & Gas Midstream: Increased gas storage and pipeline revenues drive earnings growth of ~$7M offset by impacts from the discontinuation of synfuel operations at coal transportation 2008 Earnings Guidance * Reconciliation to GAAP reported earnings included in the appendix Operating Earnings* 2008 Guidance 2007 Actual ($ millions) ** Assumes $275 million stock buyback on 3/31/2008

Detroit Edison 2008 Operating Earnings Drivers Detroit Edison 2008 Guidance Walk* Original 2007 Guidance rate red choice Econmy sap Weather pscr other Revised 2007Guidance Detroit Edison 340 340 375 382 382 403 378 355 0 35 17 10 30 10 24 22 340 30 2007 Actual 2008 Guidance Rate Reduction Expiration Normal Weather/ Storm Computer Startup Costs $340 ($25) $35 ($0-20) ($10) Expiration of temporary rate reduction and Choice tracker in April 2008 Elimination of computer system startup costs Assuming normal weather in 2008 * Reconciliation to GAAP reported earnings included in the appendix $ millions Choice 2007 PSCR Adjustment $15-20 $340-370 ($20-25) Increased Rate Base Economy $30

2009 Early Outlook Shows Growth in All Segments 2008 Guidance ($ millions) +6% 2009 Early Outlook +13% +6% +13% Potential Average Shares Outstanding** ~159M ~158M * Reconciliation to GAAP reported earnings included in the appendix ** Assumes $275 million in stock bought back on March 31, 2008 Operating earnings*

Detroit Edison 2009 Operating Earnings Drivers Detroit Edison 2009 Outlook Walk* Original 2007 Guidance rate red rate case rate base Revised 2007Guidance Detroit Edison 340 355 370 400 0 30 15 95 65 390 20 2008 Guidance 2009 Outlook Temporary Rate Reduction $340-370 ~$15 ~($65) Partial year of temporary rate reduction in 2008 Rate case resolution in 2009 Increased Rate Base driven by major environmental projects coming in service 2009 Between rate relief and cost control, we expect to earn our 11% ROE in 2009 * Reconciliation to GAAP reported earnings included in the appendix $ millions Rate Relief/ O&M & Cost Savings ~$95 $390-410 Increased Rate Base

Detroit Edison Rate Base Growth Detroit Edison 2007-2009 Net Plant Growth 2007 2009 Detroit Edison 8700 8700 9500 9500 1900 1100 $ billions ~$8.7 ~$9.5 YE 2007 Capital Investments YE 2009 Depreciation ~$1.9 ~($1.1) Average Equity Base $3.2 $3.7 Growth is primarily driven by ~$500M investment on Clean Air Act compliance 2008-2009 Historically all capital spend on environmental compliance has been recovered Base Spend ~$1.3 Environmental ~$0.5 AMI ~$0.1

Positive Net Cash Flow Expected in 2008 2007 Actual 2008 Guidance * includes cash accounted for as "investing activity" In 2007, the combination of internal resources and synfuel proceeds generated $1.5B in adjusted cash from operations Non-utility asset sales supported $725M of share repurchases and approximately $500M of parent- company debt reduction Looking to 2008, cash from operations and synfuel proceeds is projected at $1.1B The remaining asset sale program supports further parent company debt and equity repurchases DTE Energy Cash Flow ($ billions)

DTE Energy Capital Expenditures Utilities Account for 80% of Expected 2008 Capital Expenditures 2007 Actual 2008 Guidance Capital expenditures at Detroit Edison should reach $1B in 2008, substantially above the average of the past 5 years MichCon's capital is projected at $200M, about equal to 2007, but twice the historical average of approximately $100M Non-utility spending is expected in all three segments. Actual spending will depend on the availability of projects meeting risk-adjusted return requirements ($ billions)

Leverage* * Excludes securitization debt and MichCon short-term borrowing **2008 assumes midpoint of applicable estimates Funds from Operations / Debt* A Strong Balance Sheet Continues to Be a Priority for DTE Energy 12/31/2006 12/31/2006 12/31/07E 0.534 0.515 0.52 12/31/2006 12/31/2006 12/31/07E 0.195 0.246 0.223 12/31/06 12/31/07 12/31/08E 53.4% 51.7% 12/31/06 12/31/07 12/31/08E** 19.5% ~23% ~52% 25.0% Balance sheet metrics improved in 2007 from the prior year We have the balance sheet capacity to fund utility growth plans Liquidity remains solid ~$2.1B in credit facilities Over $1.0B current excess liquidity

Business Update Executing a solid plan for consistent, predictable utility growth 2008 Guidance Summary

DTE Energy Is an Attractive Investment Strong utility growth outlook 5-6% annual long-term earnings growth Well-run utilities Increasingly constructive regulatory environment Growth upside from renewable generation ~ 5% dividend yield Proven track record of non-utility value creation 2008 catalysts

For More Information DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030

Appendix

2007 Operating Earnings Operating Earnings Per Share* Detroit Edison $2.00 Unconventional Gas Production $0.06 Non-Utility $0.83 Coal & Gas Midstream $0.31 Corporate & Other ($0.49) MichCon** $0.48 $2.82 Power and Industrial Projects $0.15 * Reconciliation to GAAP reported earnings included in the appendix ** Includes Citizens Gas Utility Energy Trading $0.31 Note: Synfuel had reported earnings per share of $1.20 in 2007, but was classified as a discontinued operation as of 12/31/2007, and is therefore excluded from operating earnings

2007 Operating Earnings Variance * Reconciliation to GAAP reported earnings included in the appendix 2005 excl synfuel DECO MichCOn coal UGP pip ET hold 515 488 488 504 511 513 502 477 27 16 5 5 31 42 25 477 Operating Earnings Variance* ($ millions) 2006 Operating Earnings Detroit Edison MichCon Power & Industrial Projects Unconventional Gas Production Coal & Gas Midstream Energy Trading $515 ($23) $16 $35 $2 $2 ($43) ($24) $480 Corporate & Other 2007 Operating Earnings Detroit Edison's temporary rate reduction began Sept. 2006 Better 2007 weather at MichCon Power & Industrial improvement due to restructuring of certain projects in 2006 Timing-related gains at Energy Trading in 2006 Higher holding company taxes at Corporate & Other in 2007 Earnings Drivers Note: Synfuel had a reported earnings variance of $158M from 2006 to 2007

Detroit Edison Operating Earnings Variance Operating Earnings Variance* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix 2006 Rate Red Pscr choice Econmy weather sap fermi other 2006 363 322 322 347 359 379 354 349 340 340 41 25 12 20 7 32 5 9 2006 Operating Earnings Temporary Rate Reduction Computer Startup Costs ($32) $12 ($41) $24 $363 Choice 2007 Operating Earnings $340 Taxes / Other Weather (Margin) / Storm $7 Temporary rate reduction from Aug. 2006 show cause settlement Reconciliation of power supply cost recovery (PSCR) factor from 2004 and 2005 Favorable Choice partially offset by Choice tracker Computer system startup costs in 2007 Warmer weather partially offset by increased storm costs Increased SBT and property taxes PSCR ROE 12.0% 10.6% Earnings Drivers Economy Fermi Outage $20 ($5) ($8)

2005 Weather Volume EBS Interest other 2006 66 66 80 75 75 79 81 14 2 7 4 2 MichCon Operating Earnings Variance Operating Earnings Variance* ($ millions) $66 Base Gas / Other Weather $14 $4 $82 2006 Operating Earnings 2007 Operating Earnings * Reconciliation to GAAP reported earnings included in the appendix $3 Interest ($7) Earnings Drivers Computer Startup Costs Favorable weather 6,257 heating degree days in 2007 (6,667 normal) 5,779 heating degree days in 2006 Computer system startup costs in 2007 Lower interest expense on gas cost recovery factor in 2007 Strong storage revenues offset by lost gas Volume $2 ROE 8.5% 10.7%

Non-Utility Segment Operating Earnings Operating Earnings* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix Earnings Drivers

Synthetic Fuel Reported Earnings Detail ($ millions, after-tax)

DTE Energy Trading Earnings Reconciliation Total EITF 51 51 55 4 ** Consists of the income statement effect of not recognizing changes in the fair market value of certain non derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis. DTE Energy Trading: 2007 Operating Earnings reconciliation to Economic Net Income ($ millions) Economic Net Income EITF 02-3** Operating Earnings* $53 $3 $56 Economic net income equals economic gross margin*** minus YTD O&M expenses less taxes at 35%. DTE Energy management uses Economic Net Income as one of the performance measures for external communications with analysts and investors. Internally, DTE Energy uses Economic Net Income as one of the measures to review performance against financial targets and budget. * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non derivative contract costs

Sources Uses East 1.4 0.7 West 0.95 1 0.2 0.7 Sources and Uses of Monetization Proceeds and Synfuel Cash Synfuel $900 (2007 - 2009) Monetization Proceeds ~$1,700 (2007 - 2008) Monetization Proceeds and Synfuel Cash Sources and Uses ~$2,600 ~$2,600 Debt Redemption $700 Share Repurchase* $1,000 Utility Equity/Other $700 Antrim Forward Sales * Includes ~ $725M of common stock bought back under this program as of 12/31/07 $ millions Expect to complete $1B common stock repurchase in early 2008 ~$725M done as of year end 2007 Additional ~$275M upon closing of Power & Industrial sale

Completed Projects Projects in Process Total Expected Program Benefits 260 Detroit Edison 260 70 330 PEP Benefits 2006 - 2008 O&M, Capital & Other $ millions, pre-tax Performance Excellence Process Reduces Fixed Cost Structure 2005 2006 2007 10300 9300 9075 Employees at Year End: Detroit Edison, MichCon & Corporate Support ~$260 ~$70 ~$330 10,300 9,300 9,075 12% Reduction

Growing Electric Load Despite Michigan Economy Annualized Sales (GWH) Detroit Edison Service Area: Temperature-Normalized Electric Sales (Gwh) (including Electric Choice) Temperature-normalized electric sales grew more than 3% from 2002 to 2007

Summary of Bills Introduced in Michigan Legislature House Bill #5520: Gives the MPSC authority to approve generation asset sales over 200 MW HB 5521: Certificate of Need process for major capital investments in electric generation HB 5522: Cost-of-service based electric rates (deskewing) HB 5523: File and use process for utility rate proceedings (similar to FERC) HB 5524: Electric Choice Reform Establishes a one-time opportunity for customers to opt into Electric Choice New provisions for Choice customers wanting to return to full utility service HB 5525: Energy efficiency program HB 5548/5549: Renewable portfolio standard - 10% by year end 2015 Senate Bill #947: Implements recommendations of Michigan's 21st Century Energy Plan A package of bills to reform Michigan's electric industry and establish a long-term energy plan was introduced in early Dec.

We Expect the Commission to Continue to Support Michigan's 21st Century Energy Plan Orjiakor Isiogu Chairman Appointed: 9-9-2007 Term Ends: 7-2-2013 (Democrat) Served as the Director of the Telecommunications Division of the MPSC since 2003 where he advised the Commission on all issues relating to the regulation of telephone services. He also served as an Assistant Attorney General where he represented the state, its agencies and consumers in proceedings involving gas, electric & telecommunications utilities. He earned his law degree from Wayne State Law School. Monica Martinez Commissioner Appointed: 7-3-2005 Term Ends: 7-2-2011 (Democrat) Since her appointment has taken an active role in consumer education and awareness, energy efficiency promotion and low income assistance. Prior to this appointment, she served as Deputy Director of the Governor's Legislative Affairs Division, with responsibility as liaison to the Michigan Senate. She has also served as a policy advisor to the Michigan Senate Democratic office. Steven Transeth Commissioner Appointed: 7-16-2007 Term Ends: 7-2-2009 (Independent) Served for 21 years as Assistant Director and Legal Counsel for the non-partisan Michigan Legislative Service Bureau. His responsibilities included drafting legislation and providing legal counsel to the House of Representatives and Senate in the areas of energy, technology, public utilities & local government. He earned his law degree from Thomas M. Cooley Law School. Source: MPSC website: www.michigan.gov/mpsc

Our Sustainable Dividend is Very Competitive As utility earnings increase, our payout ratio will improve, providing flexibility to consider further dividend increases Industry Dividend Yield PGN 0.051 NI 0.049 DTE 0.049 ED 0.048 AEE 0.048 SO 0.041 CNP 0.041 AEP 0.034 PCG 0.033 D 0.033 FE 0.029 ETR 0.024 PEG 0.023 FPL 0.023 PPL 0.023 EXC 0.023 SRE 0.02 EIX 0.02 CEG 0.017 CMS 0.012 DTE 4.9% Jan. 10, 2008

Reconciliation of 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. * Consists of the income statement effect of not recognizing changes in the fair market value of certain non derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis. **Internally, DTE Energy uses Economic Net Income as one of the measures to review performance against financial targets and budget EITF 02-3* $3 $56 Energy Trading Economic Net Income**

Reconciliation of 2007 Reported to Operating Earnings per Share Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of 2006 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of 2008 and 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2008 guidance and 2009 early outlook for operating earnings. It is likely that certain items that impact the company's 2008 and 2009 reported results will be excluded from operating results. A reconciliation to the comparable 2008 and 2009 reported earnings/net income guidance/early outlook is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.